SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 13, 2004

Quepasa Corp.

(Exact name of registrant as specified in its charter)

Nevada	0-25565	86-0879433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

410 No. 44th Street

Suite 450

Phoenix, AZ 85008

(Address of principal executive offices)

Registrant’s telephone number, including area code: (602) 716-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On October 13, 2004, the Registrant amended its employment agreement with its Founder, Chairman, and CEO, Jeffrey Peterson.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

99.1    Amendment to employment agreement with Jeffrey Peterson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quepasa Corporation
(Registrant)

By:	/s/ Charles B. Mathews
Charles B. Mathews, Chief Financial Officer

Dated: October 13, 2004